Filed pursuant to Rule 497(e)

SEC File No. 333-191152

Wildermuth Fund

Supplement dated February 3, 2025, to the Wildermuth Fund Class I Shares Prospectus and Statement of Additional Information (“SAI”), each dated July 29, 2022

The Board of Trustees of the Wildermuth Fund (the “Fund”) has approved for the Fund to enter into an agreement with Charles Schwab & Co., Inc. (“Schwab”), to provide necessary sub-transfer agent services with respect to Fund shares that are held by Schwab in an omnibus account for a fee at the annual rate of 0.10% (the “Schwab Agreement”) of the value of such shares. The Board further approved the payment to Schwab of a fee equal to an annual rate of 0.15% on the value of Fund shares held by Schwab between November 1, 2023, through August 31, 2024, for sub-transfer agent services provided by Schwab with respect to such shares during the period.

If you have additional questions, please contact your financial advisor, a client service representative at (888) 445-6032 or visit the Fund’s website under Announcements & FAQs at: www.wildermuthfund.com. The website will be updated as additional information becomes available.

* * * * * *

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE